UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 12, 2010

Cecil Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Maryland	0-24926	52-1883546
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

127 North Street, P.O. Box 568, Elkton, Maryland	21922-0568
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(410) 398-1650

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

CECIL BANCORP, INC.

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.07.  Submission of Matters to a Vote of Security Holders

On May 12, 2010, the Company held its annual meeting of stockholders at which the following items were voted on.

(1)	Election of Directors

Nominee	For	Withheld	Broker Non-Vote

Matthew G. Bathon	2,201,781	57,666	484,821
Charles F. Sposato	2,187,229	72,218	484,821

There were no abstentions in the election of directors.

(2)	Approval of a non-binding advisory resolution on executive compensation.

For	Against	Abstain

2,572,891	137,039	34,338

There were no broker non-votes on the non-binding advisory resolution on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CECIL BANCORP, INC.
Date: May 12, 2010	By:	/s/ Mary B. Halsey
Mary B. Halsey President and Chief Executive Officer